UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): September 13, 2010
ACME PACKET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip Code)
(781) 328-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed by Acme Packet, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Commission on September 10, 2010, Michael Thurk resigned from the Board of Directors (the “Board”) of the Company on September 9, 2010, and, in accordance with the Nasdaq Listing Rules, on September 10, 2010, the Company notified Nasdaq that as a result of the vacancy on the Board, a majority of the Board is not comprised of independent directors as required by Nasdaq Listing Rule 5605(b).
     On September 13, 2010, the Company received a letter from the Nasdaq Staff indicating that as a result of Mr. Thurk’s resignation, the Company is not currently in compliance with the independent director requirements set forth in Nasdaq Listing Rule 5605. The letter also stated that in accordance with the Nasdaq Listing Rules, Nasdaq will provide the Company a cure period in order to regain compliance. Accordingly, the Company has until the earlier of the Company’s next annual shareholders’ meeting or September 9, 2011 to evidence compliance or, if the next annual shareholders’ meeting is held before March 8, 2011, then the Company must evidence compliance no later than March 8, 2011.
     The Company expects to regain compliance with Nasdaq’s independent director majority requirement on a timely basis by finding a successor candidate prior to March 8, 2011 to fill the vacancy on the Board of Directors created by Mr. Thurk’s resignation.
Acme Packet, Inc. Safe Harbor Statement
     Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the ability to appoint a new director and regain compliance with the Nasdaq listing requirements, expected financial and operating results, expected growth rates, and to future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: difficulties expanding the Company’s customer base; difficulty developing new products; difficulty managing rapid growth; difficulty managing the Company’s financial performance; and the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 17, 2010

Acme Packet, Inc.
By:	/s/ Peter J. Minihane
	Name:	Peter J. Minihane
	Title:	Chief Financial Officer and Treasurer